EQUITY	12 Months Ended
Dec. 31, 2019
EQUITY
EQUITY

NOTE 14 – EQUITY

Immediately before and after the restructuring (Note 1), the ultimate owners’ equity interests of WJ Energy were identical to those of the Company. Accordingly, the restructuring was accounted for as a legal reorganization of the entities under common control in a manner akin to a pooling of interest as if the Company, through its wholly owned subsidiaries, had been in existence throughout the periods presented in the consolidated financial statements.

The Company was established under the laws of the Cayman Islands on April 24, 2018 and IEC issued 1,000 ordinary shares to Maderic. The authorized number of ordinary shares was 100,000,000 shares with par value of US$0.001 each upon establishment.

On June 30, 2018, the Company entered into two agreements with Maderic and HFO (the two then shareholders of WJ Energy): a Sale and Purchase of Shares and Receivables Agreement and a Debt Conversion Agreement (collectively, the “Restructuring Agreements”). The intention of the Restructuring Agreements was to restructure the Company’s capitalization. As a result of the transactions contemplated by the Restructuring Agreements: (i) WJ Energy (including its assets and liabilities) became a wholly-owned subsidiary of the Company, (ii) loans amounting to $21,150,000 and $3,150,000 that were owed by WJ Energy to Maderic and HFO, respectively, were converted for nominal value into ordinary shares of the Company and (iii) the Company issued an aggregate of 15,999,000 ordinary shares to Maderic and HFO. The above mentioned transaction is accounted for as a nominal share issuance (the “Nominal Share Issuance”).

On November 8, 2019, the Company implemented a one-for-zero point three seven five (1 for 0.375) stock split of the Company’s ordinary shares by way of share consolidation under Cayman Islands law (the “Reverse Stock Split”), which in turn decreased the total of 16,000,000 issued and outstanding ordinary shares to a total of 6,000,000 issued and outstanding ordinary shares for the purpose of achieving a certain share price as part of certain listing requirements of the NYSE American. Any fractional ordinary share that would have otherwise resulted from the Reverse Stock Split was rounded up to the nearest full share. The Reverse Stock Split maintained the shareholders’ percentage ownership interests in the Company at 87.04% owned by Maderic (5,222,222 ordinary shares) and 12.96% owned by HFO (777,778 ordinary shares), out of a total of 6,000,000 issued ordinary shares. The Reverse Stock Split also increased the par value of the ordinary shares from $0.001 to $0.00267 and decreased the number of authorized ordinary shares of the Company from 100,000,000 to 37,500,000 and authorized preferred shares from 10,000,000 to 3,750,000. The Reverse Stock Split did not alter the total dollar amount of the ordinary shares of the Company. All number of shares and per share data presented in the consolidated financial statements and related notes have been retroactively restated to reflect the Nominal Share Issuance and the Reverse Stock Split stated above.

On December 19, 2019, the Company listed its ordinary shares on the NYSE American in the IPO. As a result, the Company issued a total of 1,363,637 ordinary shares at a price to the public of $11.00 per share in connection with its IPO and received net proceeds of approximately US$12.5 million, after deducting underwriting discounts and the estimated offering expenses. Upon the completion of the IPO, the Company had a total of 7,363,637 ordinary shares.